EXHIBIT 10.1

THIS AMENDMENT NO. 2 TO ASSET PURCHASE AGREEMENT dated as of June 1, 2015 (the “Amendment”) is entered into by and between:
(1)ANIXTER INC., a Delaware corporation (the “Seller”); and

(2)OPTIMAS OE SOLUTIONS, LLC (formerly AIP/FASTENERS LLC), a Delaware limited liability company (the “Buyer” and, collectively with the Seller, the “Parties” and each a “Party”).

W I T N E S S E T H
WHEREAS, the Parties are party to that certain Asset Purchase Agreement dated as of February 11, 2015, as amended by Amendment No. 1 thereto dated as of March 24, 2015 (as so amended, the “Agreement”); and
WHEREAS, the Parties wish to amend the Agreement as set forth in this Amendment.
NOW THEREFORE, in consideration of the foregoing and the mutual agreements contained herein, and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1.	Definitions. Except as otherwise expressly indicated herein, capitalized terms used in this Amendment shall have the meanings given them in the Agreement.

2.	Amendment of Agreement Section 1.1.

a.	Section 1.1 of the Agreement shall be, and hereby is, amended by inserting in the proper alphabetical order therein the following:

“ “Economic Closing Date” means 11:59 p.m. local time in Chicago, Illinois, on May 29th, 2015.”

b.
Section 1.1 of the Agreement shall be, and hereby is, further amended by deleting the term “Closing Date,” and inserting in lieu thereof the term “Economic Closing Date,” each place it appears in the definitions of “Post-Closing Tax Period”, “Pre-Closing Tax Period” and “Straddle Period” in such Section 1.1.

3.
Amendment of Agreement Section 2.1. Section 2.1 of the Agreement shall be, and hereby is, amended by (a) deleting the word “and” appearing after clause (m) thereof, and (b) deleting the period (“.”) appearing at the end of clause (n) thereof and inserting in lieu thereof the following:

“; and
(o)    Cash generated by the Business subsequent to the Economic Closing Date.”

4.	Amendment of Agreement Section 2.2(a). Clause (a) of Section 2.2 of the Agreement shall be, and hereby is, amended in its entirety to read as follows:

“(a)    Cash generated by the Business on or prior to the Economic Closing Date;”

5.
Amendment of Agreement Section 3.3. Section 3.3 of the Agreement shall be, and hereby is, amended by deleting the term “Closing Date,” and inserting in lieu thereof the term “Economic Closing Date,” each place it appears therein.

6.	Amendment of Agreement Section 3.5(a). Clause (a) of Section 3.5 of the Agreement shall be, and hereby is, amended and restated in its entirety to read as follows:

“The closing (the “Closing”) of the transactions described in Article 2 (other than the transaction in respect of which the IT Payment shall be paid) shall take place on June 1, 2015 or on such other date as the Buyer and the Seller may agree in writing (the “Closing Date”) and shall be effective as of the Economic Closing Date.”

For the avoidance of doubt, subclauses (i) and (ii) of Section 3.5(a) of the Agreement are not intended, and shall not be deemed to be, amended, modified or waived in any manner hereby, and are hereby ratified and confirmed.

7.
Amendment of Schedule 1.1(b) to the Agreement. Schedule 1.1(b) to the Agreement shall be, and hereby is, amended by deleting the term “Closing Date,” and inserting in lieu thereof the term “Economic Closing Date,” each place it appears therein.

8.
No Other Amendment. Except as expressly provided in this Amendment, the Agreement is not, and shall not be deemed to be, amended, modified or waived in any manner whatsoever, and, as so amended, is hereby ratified and confirmed.

9.
Incorporation of Provisions. The provisions of Sections 12.7, 12.8, 12.9 and 12.12 of the Agreement are hereby incorporated in this Amendment, mutatis mutandi, as effectively as if set forth herein in full.

[Signature page follows]

IN WITNESS WHEREOF, the Parties have executed this Amendment as of the day and year first above written:
ANIXTER INC.

By: /s/ Ted Dosch
Name: Ted Dosch
Title: Executive Vice President –
Finance & Chief Financial Officer

OPTIMAS OE SOLUTIONS, LLC

By: /s/ Paul Bamatter
Name: Paul Bamatter
Title:    Vice President and Treasurer

Signature Page to Amendment No. 2 to Asset Purchase Agreement